                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-47086) pertaining to the Millennium Cell Inc. Amended and Restated 2000 Stock Option Plan, of our report dated January 25, 2002 with respect to the financial statements of Millennium Cell Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.

New York, New York                         /s/ ERNST & YOUNG LLP
March 21, 2002